Equitable Financial Life Insurance Company

Supplement Dated May 1, 2023 to the current statutory prospectus, initial summary prospectus and updating summary prospectus for Investment Edge
®
15.0

This Supplement modifies certain information in the above-referenced prospectus, initial summary prospectus and updating summary prospectus (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectus, initial summary prospectus and updating summary prospectus are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

The following hereby amends the current expense in “
Appendix: Portfolio Companies available under the contract
” for the following funds:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses
ALPS Global Opportunity Portfolio — ALPS Advisors, Inc.	1.75%^
BlackRock Global Allocation V.I. Fund — BlackRock Advisers, LLC; BlackRock (Singapore) Limited	1.01%^
Hartford Disciplined Equity HLS Fund — Hartford Funds Management Company , LLC; Wellington Management Company LLP	1.09%

IE 15 NB/In-Force	Cat #800040 (5/23)
#216753